Consolidated Statements Of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net income	$ 27,376	$ 47,218	$ 41,469
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX EFFECT OF NIL
Change in net foreign currency translation adjustments	633	1,947	(8,476)
Change in deferred pension gain (loss)	(203)	(337)	76
OTHER COMPREHENSIVE INCOME (LOSS)	430	1,610	(8,400)
TOTAL COMPREHENSIVE INCOME	$ 27,806	$ 48,828	$ 33,069